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                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                  PREFERENCE PLUS SELECT(R) VARIABLE ANNUITY
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                      SUPPLEMENT DATED NOVEMBER 12, 2007
                                      TO
                        PROSPECTUS DATED APRIL 30, 2007

This supplement describes a change to the Lifetime Withdrawal Guarantee Benefit for Preference Plus Select Variable Annuity Contracts issued by Metropolitan Life Insurance Company ("we," "us," "our") in New York State on or after November 12, 2007. These changes apply only to Contracts issued in New York State on or after the date of this supplement. Effective November 12, 2007, the following information supplements, and to the extent inconsistent therewith, replaces information in the Prospectus dated April 30, 2007 for the Contract. If you would like another copy of the Prospectus, write to us at Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or call us at (800) 638-7732.

Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

    Lifetime Withdrawal Guarantee Benefit

     1. The description of the Lifetime Withdrawal Guarantee Benefit is revised to reflect that on or after November 12, 2007, Contracts issued in New York State are subject to the following issue age requirements: (1) the owner or oldest joint owner (or annuitant if the owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by joint owners who are spouses, each of whom is at least 63 years old.

     2. Add the following as a new fourth paragraph in "Purchase Payments" on page 41: Please see "Version III Lifetime Withdrawal Guarantee Benefit" for minimum issue age requirements for a Contract issued with this optional benefit in New York State.

     3. Insert the following after the second sentence under "Version III Lifetime Withdrawal Guarantee Benefit" on page 82: For Contracts issued in New York State the following issue age requirements apply:
         (1) the owner or oldest joint owner (or annuitant if the owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by joint owners who are spouses and both joint owners must be at least 63 years old.

     4. Insert the following as the second sentence under "Joint Life Version" on page 85: Because of the requirement that the Contract be owned by joint owners, the Joint Life Version is only available for Non-Qualified Contracts.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

             1600 Division Road         Telephone: (800) 638-7732
             West Warwick, RI 02393